SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
August 3, 2005
FIRSTCITY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	033-19694 (Commission File No.)	76-0243729 (IRS Employer Identification No.)
6400 Imperial Drive
Waco, Texas 76712
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (254) 761-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition.
     The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure” and Item 2.02, “Results of Operations and Financial Condition.”
     On August 3, 2005, FirstCity Financial Corporation (“FirstCity” or the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2005 and certain other information. A copy of this press release is attached hereto as Exhibit 99.1.
Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure.
Section 9 — Financial Information
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits
     The following exhibits are furnished with this Form 8-K.

99.1	Text of press release of FirstCity Financial Corporation issued on August 3, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstCity Financial Corporation
Date: August 3, 2005	By:	/S/ J. Bryan Baker
J. Bryan Baker
Senior Vice President, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1 -	Text of press release of FirstCity Financial Corporation issued on August 3, 2005.